[GRAPHIC OMITTED]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

                                                          --Nancy Tengler

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                 U.S. Micro-Cap Annual Report | October 31, 2002

                                                 fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

Dear Fremont Fund Shareholders,

This year investors have suffered through the worst bear market since the Depression. All indications are that 2002 will go down in history as one of those rare periods when the bond market has outperformed the stock market for three consecutive years. That has happened only twice before: 1929-1932 during the Great Depression and 1939-1941 during the early stages of World War II. This has indeed been an extraordinary year.

We have not been sitting by idly during this difficult time. As experienced, long-term investors, we have built a disciplined team and investment process. At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term. Discipline is the cornerstone of all we do, and it is paramount in our selection of an elite group of outside managers to sub-advise some of our funds.

In 2002 we launched the Fremont New Era Growth Fund managed by Northstar Capital Management. Northstar's selection was the result of the rigorous search process we use to scrutinize our sub-advisor candidates. Our Manager Search and Evaluation team identified this relatively unknown manager after months of comprehensive investigation and research. This included extensive portfolio and performance analysis and in-depth interviews with the portfolio managers. The result? We selected a highly accomplished team of investment professionals who have worked together over an extended period of time employing a consistently applied discipline with impressive long-term results.

We believe our search process makes these results repeatable, and we demonstrated as much by selecting Jarislowsky Fraser Limited of Montreal to manage the Fremont International Growth Fund and a portion of the Fremont Global Fund at the end of June. Again, our Manager Search and Evaluation team, using our disciplined process, identified a firm with a consistently applied investment discipline, an outstanding investment team and an enviable long-term track record. We encourage you to read Morningstar's latest, and very positive, review of the Fremont International Growth Fund entitled: "A Great Fund Managed by Our Northern Neighbors," available at our Web site, www.fremontfunds.com.

In 2002 we also closed the Fremont U.S. Micro-Cap Fund to new investors and announced that its counterpart, the Fremont Institutional U.S. Micro-Cap Fund, would close when assets grow to a comparable level.

We at Fremont are committed to delivering superior fund offerings to you, our shareholders. And we are gratified by your continued support in this, one of the worst bear market periods in history. Our pledge to you is that the Fremont Fund Family will continue to provide an elite offering of investments that you can count on in the years to come.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

[SIDE NOTE]

[PHOTO]

"At Fremont we firmly believe that investment success results from disciplined people employing disciplined processes over the long term."

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

REPORT OF INDEPENDENT ACCOUNTANTS                                              4

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           5

COMBINED FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

FINANCIAL HIGHLIGHTS                                                          10

NOTES TO FINANCIAL STATEMENTS                                                 11

DIRECTORS AND OFFICERS                                                        14

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]

Robert E. Kern, Jr. and David G. Kern, CFA

TO OUR SHAREHOLDERS,
For the six- and twelve-month periods ended October 31, 2002, the Fremont U.S. Micro-Cap Fund declined 29.01% and 26.92%, respectively. During the same time periods, the Russell 2000 Index lost 26.33% and 11.57%, and the Russell 2000 Growth Index retreated 28.96% and 21.56%. For the year, the Russell 2000 Value Index fell 2.52%, once again outperforming its growth counterpart by a wide margin. However, the relative performance gap closed considerably in the second half.

     In first half fiscal 2002, the Fund delivered a modestly positive return, with technology being the only one of our four innovative portfolio sectors (technology, health care, consumer, and services) finishing in the red. In the second half's "no place to hide" market, we experienced negative results in all four of these sectors, with the technology and health care sectors declining the most. Our consumer sector investments held up relatively well, but still closed the year in negative territory.

     For the year, our technology investments were responsible for approximately 50% of the total equity portfolio decline, with communications and networking stocks doing the most damage. We took profits in technology in early summer, reducing our tech exposure in time to avoid some of the carnage incurred during the near panic selling in July. During the third quarter, we substantially increased our technology exposure in time to participate fully in the October tech stock rally. However, this was not enough to compensate for the technology sector's woeful performance through most of the Year.

     Near-term technology industry fundamentals remain weak and at this juncture, it is difficult to determine when they will improve. Most of the company managements we speak with regularly offer little or no guidance on the prospects for their businesses past the next quarter. We suspect that technology spending will remain depressed until we see the kind of broad-based profit recovery that will inspire corporate managers to loosen their purse strings. However, high quality small technology stocks have been battered so severely that many are now trading at attractive valuations relative to long-term growth prospects. We are focused on companies with the best technology in their respective niches, and most importantly in this environment, the financial strength to survive this difficult period and prosper when industry fundamentals improve. With venture capitalists no longer funding technology start-ups and the capital markets closing the door to additional financing, some companies will be weakened and the strong will emerge even stronger.

     At the end of fiscal 2002, technology investments comprised 36% of assets, health care 15%, consumer 15%, services 12% and special situations 5%. The remaining 17% of assets were in cash reserves.

     Stocks' strong showing in October have some folks declaring that one of the most prolonged and severe bear markets in history is now over. We are tempted to agree in that we believe that many of the stocks in our universe hit bottom in July or September. However, after some very big moves in October, we suspect upside potential may be limited until economic fundamentals improve and the situation with Iraq is resolved one way or another. Put in other words, we believe the worst is over, but it is hardly clear sailing from here. We continue to be very selective, focusing on the best positioned companies in their respective businesses--the companies we believe will attract the most favorable investor attention when investor confidence is restored.

     In closing, over the last two and a half years, growth stock investors have endured what can be described as a "super" bear market. Small cap growth stocks have been among the biggest casualties. From the end of first quarter 2000 through the third quarter of 2002, the Russell 2000 Growth Index declined 58.21%. But, some perspective is necessary. In the five years ended October 31, 2002, we have experienced perhaps the most volatile stock market ever. It included the sharp decline in the third quarter of 1998 precipitated by the financial crisis in Asia and the near collapse of a

[SIDE NOTE]

FUND PROFILE
The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equity market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

2  FREMONT MUTUAL FUNDS
highly leveraged hedge fund, the subsequent bubble market that ended in the first quarter of 2000, and the "super" bear market that followed. During this period of extreme volatility, the Fremont U.S. Micro-Cap Fund has delivered a positive 6.58% annualized return. In addition, the Fund materially outperformed the Russell 2000 and Russell 2000 Growth small cap benchmarks, both of which had negative returns, as well as the S&P 500, which was up a mere 0.73%.

     Finally, we are enormously gratified by our shareholders' loyalty. While many small cap growth stock funds have suffered large redemptions, our shareholders have stuck by us. We thank you for sharing our confidence that investing in the best small companies in the most innovative sectors of the economy will generate satisfactory long-term returns.

Sincerely,

/s/ Robert E. Kern, Jr. and David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/02
--------------------------------------------------------------------------------
Cash (17.2%)
Other (2.5%)
Consumer Non-Durables (5.3%)
Health Care (15.0%)
Capital Goods (5.6%)
Retail (6.9%)
Technology (Software) (7.7%)
Technology (Equipment) (14.5%)
Business Equipment & Services (11.5%)
Technology (Components) (13.8%)

ANNUAL RETURNS                TOP TEN HOLDINGS

6/30/94-                      NeoPharm, Inc....................4.4%
10/31/94*       +3.60%        ATMI, Inc........................3.2%
                              Kroll, Inc.......................3.0%
11/01/94-                     F5 Networks, Inc.................2.7%
10/31/95       +38.68%        Microsemi Corp...................2.6%
                              Anaren Microwave, Inc............2.4%
11/01/95-                     ArthroCare Corp..................2.0%
10/31/96       +41.46%        Rimage Corp......................2.0%
                              CoStar Group, Inc................2.0%
11/01/96-                     JAKKS Pacific, Inc...............1.9%
10/31/97       +28.80%                                TOTAL   26.2%

11/01/97-
10/31/98       -23.45%

11/01/98-
10/31/99      +110.46%

11/01/99-
10/31/00       +46.07%

11/01/00-
10/31/01       -20.05%

11/01/01-
10/31/02       -26.92%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Micro-Cap Fund ($35,996)
Russell 2000 Index ($17,444)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/02

 1 Year     3 Years     5 Years   Since Inception (6/30/94)
-----------------------------------------------------------
-26.92%     -5.15%       6.58%           16.61%*

Unannualized. (1) Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Past performance is no guarantee of future results. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                         FREMONT MUTUAL FUNDS  3

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities and net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont U.S. Micro-Cap Fund (one of the funds constituting Fremont Mutual Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 12, 2002

4  FREMONT MUTUAL FUNDS

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 82.8%

BUSINESS EQUIPMENT & SERVICES 11.5%

     148,000    Bright Horizons Family Solutions, Inc.*             $      4,003
     934,800    Centra Software, Inc.*                                       767
     168,000    Corporate Executive Board Co.*                             5,576
     478,900    CoStar Group, Inc.*                                        7,830
     151,500    Infocrossing, Inc.*                                        1,151
     604,200    Kroll, Inc.*                                              11,770
     125,300    MTC Technologies, Inc.*                                    3,069
   1,189,600    Perma-Fix Environmental Services, Inc.*                    3,045
     525,900    PLATO Learning, Inc.*                                      3,623
     387,200    Saba Software, Inc.*                                         631
   1,546,300    SBA Communications Corp.*                                    572
     703,400    TeleTech Holdings, Inc.*                                   4,192
                                                                    ------------
                                                                          46,229
                                                                    ------------
CAPITAL GOODS 5.6%

     488,900    American Science & Engineering, Inc.(a)*                   4,938
     287,300    BHA Group Holdings, Inc. (Class A)                         4,814
     296,400    IMPCO Technologies, Inc.*                                  1,177
     330,450    Northern Technologies
                  International Corp.(a)*                                  1,100
      93,000    Oshkosh Truck Corp.                                        5,296
     315,100    OSI Systems, Inc.*                                         5,038
                                                                    ------------
                                                                          22,363
                                                                    ------------
CONSUMER NON-DURABLES 5.3%

     214,100    Blue Rhino Corp.*                                          3,271
     176,900    Gaiam, Inc. (Class A)*                                     1,725
     346,400    Galaxy Nutritional Foods, Inc.*                              762
     292,600    Hain Celestial Group, Inc.*                                4,193
     582,700    JAKKS Pacific, Inc.*                                       7,715
     589,600    Monterey Pasta Co.*                                        3,703
                                                                    ------------
                                                                          21,369
                                                                    ------------
CONSUMER SERVICES 2.5%

     266,700    4Kids Entertainment, Inc.*                                 7,214
     123,900    Shuffle Master, Inc.*                                      2,842
                                                                    ------------
                                                                          10,056
                                                                    ------------
HEALTH CARE 15.0%

     740,100    ArthroCare Corp.*                                          8,060
     939,600    eBenX, Inc.*                                               1,738
     314,500    Eclipsys Corp.*                                            1,525
     932,800    Endocare, Inc.*                                            2,641
     436,500    Exact Sciences Corp.*                                      6,395
     730,200    First Consulting Group, Inc.*                              3,980
     984,300    Gene Logic, Inc.*                                          7,461
   1,308,600    Harvard Bioscience, Inc.*                                  3,926
     233,800    ICON PLC*                                                  5,845
   1,134,500    NeoPharm, Inc.(a)*                                        17,494
     291,000    Quidel Corp.*                                                908
                                                                    ------------
                                                                          59,973
                                                                    ------------
RETAIL 6.9%

     108,500    A.C. Moore Arts & Crafts, Inc.*                            1,708
     432,745    Benihana, Inc. (Class A)(a)*                               5,210
   1,052,600    dELiA*s Corp. (Class A)*                                     526
     235,700    Electronics Boutique Holdings Corp.*                       5,940
     259,600    O'Charley's, Inc.*                                         5,114

RETAIL (Cont.)

     189,600    Tractor Supply Co.*                                 $      7,203
     574,300    Trans World Entertainment Corp.*                           1,729
                                                                    ------------
                                                                          27,430
                                                                    ------------
TECHNOLOGY (COMPONENTS) 13.8%

   1,053,900    Anaren Microwave, Inc.*                                    9,592
     455,800    APA Optics, Inc.*                                            729
   1,089,500    California Micro Devices Corp.(a)*                         4,598
     589,100    hi/fn, inc.(a)*                                            3,158
     434,768    Identix, Inc.*                                             2,613
     462,300    II-VI, Inc.*                                               6,334
     961,100    IXYS Corp.*                                                5,459
     661,100    Micrel, Inc.*                                              5,461
   1,395,900    Microsemi Corp.*                                          10,372
     130,700    OpticNet, Inc.(b)*                                            10
     964,300    Pemstar, Inc.*                                             1,369
     498,600    Pixelworks, Inc.*                                          2,842
     538,340    Stratos Lightwave, Inc.(a)*                                2,961
                                                                    ------------
                                                                          55,498
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 14.5%

     379,800    ASM International NV*                                      4,823
     682,600    ATMI, Inc.*                                               12,553
     127,800    August Technology Corp.*                                     774
     285,200    CoorsTek, Inc.*                                            4,249
     232,600    EDO Corp.                                                  3,896
     237,100    KVH Industries, Inc.*                                      1,847
     720,900    Micro Component Technology, Inc.(a)*                         339
     652,350    Netopia, Inc.*                                               959
   1,104,500    New Focus, Inc.*                                           3,689
     852,600    Rimage Corp.(a)*                                           7,998
     876,900    RIT Technologies Ltd.(a)*                                    640
   4,925,800    Riverstone Networks, Inc.*                                 5,468
     175,500    SafeNet, Inc.*                                             2,922
     210,900    Ultratech Stepper, Inc.*                                   1,856
      80,900    Varian Semiconductor Equipment Associates, Inc.*           1,927
     973,200    Zygo Corp.(a)*                                             4,310
                                                                    ------------
                                                                          58,250
                                                                    ------------
TECHNOLOGY (SOFTWARE) 7.7%

   1,147,200    F5 Networks, Inc.*                                        10,772
   1,569,200    FalconStor Software, Inc.*                                 6,230
     126,600    JDA Software Group, Inc.*                                  1,108
     414,700    MDSI Mobile Data Solutions, Inc.(a)*                       1,374
     503,800    Novadigm, Inc.*                                              947
     749,700    PDF Solutions, Inc.*                                       5,549
     479,300    Primus Knowledge Solutions, Inc.*                            173
     247,100    Tier Technologies, Inc.*                                   4,707
                                                                    ------------
                                                                          30,860
                                                                    ------------

TOTAL COMMON STOCKS (Cost $524,778)                                      332,028
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  5

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2002

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
Face Amount     Security Description                                  (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 16.0%

  41,079,708    Fremont Money Market Fund(a)                        $     41,080
$ 23,268,556    Repurchase Agreement, State
                  Street Bank, 1.360%, 11/01/02
                  (Maturity Value $23,269)
                  (Cost $23,268) Collateral:
                  FNMA 7.250%, 01/15/10
                  (Collateral Value $23,735)                              23,268
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $64,348)                               64,348
                                                                    ------------

TOTAL INVESTMENTS (Cost $589,126), 98.8%                                 396,376
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 1.2%                                    4,692
                                                                    ------------

NET ASSETS, 100.0%                                                  $    401,068
                                                                    ============

 *   Non-income producing security.
(a)  Affiliated issuer. See Note 2 of "Notes to Financial Statements."
(b)  Board valued security and illiquid security.

     PORTFOLIO ABBREVIATIONS

     FNMA       Federal National Mortgage Association

      The accompanying notes are an integral part of these financial statements.

6  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                                October 31, 2002

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

ASSETS:
     Investments in securities at cost                             $    565,858
     Repurchase agreement at cost                                        23,268
                                                                   ------------
         TOTAL INVESTMENTS AT COST                                 $    589,126
                                                                   ============

     Investments in securities at value                            $    373,108
     Repurchase agreement at value                                       23,268
     Cash                                                                     5
     Dividends and interest receivable                                       50
     Receivable for securities sold                                       6,035
     Receivable from sale of fund shares                                  3,614
                                                                   ------------
         TOTAL ASSETS                                                   406,080
                                                                   ------------
LIABILITIES:

     Payable for securities purchased                                     2,137
     Payable for fund shares redeemed                                     2,230
     Accrued expenses:
         Investment advisory fees                                           645
                                                                   ------------
         TOTAL LIABILITIES                                                5,012
                                                                   ------------
NET ASSETS                                                         $    401,068
                                                                   ============
Net assets consist of:
     Paid in capital                                               $    694,520
     Unrealized depreciation on investments                            (192,750)
     Accumulated net realized loss                                     (100,702)
                                                                   ------------
NET ASSETS                                                         $    401,068
                                                                   ============

SHARES OF CAPITAL STOCK OUTSTANDING                                      21,767
                                                                   ============

NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)            $      18.43
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  7

                           FREMONT U.S. MICRO-CAP FUND
                           Year Ended October 31, 2002

STATEMENT OF OPERATIONS
(All numbers in thousands)

INVESTMENT INCOME:
     Dividends                                                     $        246
     Interest                                                             1,364
                                                                   ------------
      TOTAL INCOME                                                        1,610
                                                                   ------------
EXPENSES:

     Investment advisory fees                                             9,157
                                                                   ------------
         TOTAL EXPENSES                                                   9,157
                                                                   ------------
           NET INVESTMENT LOSS                                           (7,547)
                                                                   ------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:

     Net realized loss from investments                                 (65,900)
     Net unrealized depreciation on investments                         (92,811)
                                                                   ------------
     Net realized and unrealized loss from investments                 (158,711)
                                                                   ------------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $   (166,258)
                                                                   ============

      The accompanying notes are an integral part of these financial statements.

8  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                      Years Ended October 31, 2002 and 2001

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                2002             2001
                                                            ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment loss                                $     (7,547)    $     (3,034)
         Net realized loss from investments                      (65,900)         (31,170)
         Net unrealized depreciation on investments              (92,811)        (139,595)
                                                            ------------     ------------
              Net decrease in net assets from operations        (166,258)        (173,799)
                                                            ------------     ------------
     Distributions to shareholders from:
         Net realized gains                                           --          (65,293)
                                                            ------------     ------------
              Total distributions to shareholders                     --          (65,293)
                                                            ------------     ------------
     From capital share transactions:
         Proceeds from shares sold                               704,571          762,655
         Reinvested dividends                                         --           63,270
         Payments for shares redeemed                           (737,504)        (812,547)
                                                            ------------     ------------
              Net increase (decrease) in net assets
                 from capital share transactions                 (32,933)          13,378
                                                            ------------     ------------
         Net decrease in net assets                             (199,191)        (225,714)
Net assets at beginning of year                                  600,259          825,973
                                                            ------------     ------------

NET ASSETS AT END OF YEAR                                   $    401,068     $    600,259
                                                            ============     ============

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                         30,007           28,051
     Reinvested dividends                                             --            2,342
     Redeemed                                                    (32,045)         (30,197)
                                                            ------------     ------------
         Net increase (decrease) from
            capital share transactions                            (2,038)             196
                                                            ============     ============

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  9

                           FREMONT U.S. MICRO-CAP FUND
                              Financial Highlights

                                                                                   Year Ended October 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                            2002            2001            2000            1999            1998
                                                         ----------      ----------      ----------      ----------      ----------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD                $    25.22      $    34.99      $    28.36      $    16.34      $    22.69
                                                         ----------      ----------      ----------      ----------      ----------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                          (.35)           (.13)            .02            (.18)           (.25)
         Net realized and unrealized gain (loss)              (6.44)          (6.69)          13.03           17.94           (4.86)
                                                         ----------      ----------      ----------      ----------      ----------
              Total income from investment operations         (6.79)          (6.82)          13.05           17.76           (5.11)
                                                         ----------      ----------      ----------      ----------      ----------
     LESS DISTRIBUTIONS
         From net investment income                              --              --            (.02)             --              --
         From net realized gains                                 --           (2.95)          (6.40)          (5.74)          (1.24)
                                                         ----------      ----------      ----------      ----------      ----------
              Total distributions                                --           (2.95)          (6.42)          (5.74)          (1.24)
                                                         ----------      ----------      ----------      ----------      ----------

     NET ASSET VALUE, END OF PERIOD                      $    18.43      $    25.22      $    34.99      $    28.36      $    16.34
                                                         ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                               (26.92)%        (20.05)%          46.07%         110.46%        (23.45)%
     Net assets, end of period (000s omitted)            $  401,068      $  600,259      $  825,973      $  300,503      $  120,016
     Ratio of expenses to average net assets1                 1.61%           1.60%           1.57%           1.82%           1.94%
     Ratio of net investment income (loss)
       to average net assets                                (1.33)%          (.47)%            .06%          (.97)%         (1.22)%
     Portfolio turnover rate                                    68%             90%            117%            164%            170%

1 See Note 2 of "Notes to Financial  Statements."

      The accompanying notes are an integral part of these financial statements.

10  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2002
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), one of which, the Fremont U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES

          No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

          Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America, and therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

          Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2002, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR
          The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the

                                                 FREMONT U.S. MICRO-CAP FUND  11

                           FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2002
                   (All dollars in thousands except par value)

          Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

               AVERAGE DAILY NET ASSETS                     ADVISORY FEE
               ------------------------                     ------------

               First $30 million                                2.50%
               Next $70 million                                 2.00%
               On balance over $100 million                     1.50%

          The Advisor has contractually limited the total operating expenses to 1.98% of average daily net assets, indefinitely.

          AFFILIATED COMPANY TRANSACTIONS
          Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended October 31, 2002:

                                   SHARE                                                                  SHARE
                                 BALANCE,      AGGREGATE     AGGREGATE        NET                       BALANCE,       VALUE,
                                OCTOBER 31,    PURCHASE        SALES       REALIZED                    OCTOBER 31,   OCTOBER 31,
ISSUER                             2001          COST          COST       GAIN (LOSS)     INCOME          2002          2002
--------------------------------------------------------------------------------------------------------------------------------
Advanced Technical
  Products, Inc.                       --    $    4,586    $   15,560    $    6,142     $       --           --*          $--*
American Science &
  Engineering, Inc.                    --         9,159            --            --             --       488,900         4,938
Benihana, Inc. (Class A)               --         5,657            --            --             --       432,745         5,210
California Micro Devices
  Corp                          1,089,500            --            --            --             --     1,089,500         4,598
Cash America International,
  Inc                           1,275,000           663        11,209          (624)            --           --*           --*
COMARCO, Inc.                     373,600         3,106         3,415        (6,907)            --           --*           --*
EBenX, Inc.                     1,358,000            99         1,058        (8,265)            --           --*           --*
Fusion Medical
  Technologies, Inc.              791,100            82         7,814        (2,277)            --           --*           --*
hi/fn, inc                             --         2,825         4,197         1,941             --       589,100         3,158
LightPath Technologies Inc.
  (Class A)                     1,355,500             7         3,345        (7,127)            --           --*           --*
Lojack Corp.                    1,305,800           250         6,595        (2,871)            --           --*           --*
MDSI Mobile Data
  Solutions                       414,700            --            --            --             --       414,700         1,374
Micro Component
  Technology, Inc.                958,100            --           481        (1,359)            --       720,900           339
NeoPharm, Inc.                         --        11,779         1,825          (406)            --     1,134,500        17,494
Northern Technologies
  International Corp.             328,950             4            --            --             --       330,450         1,100
Powell Industries,
  Inc                             658,600         1,629        13,869        (2,741)            --           --*           --*
RIT Technologies
  Ltd                             876,900            --            --            --             --       876,900           640
Rimage Corp.                      852,600            --            --            --             --       852,600         7,998
SafeNet, Inc.                     699,100         4,034        15,283         6,493             --           --*           --*
Stratos Lightwave,
  Inc                                  --        17,279            --            --             --       538,340         2,961
Zygo Corp.                        929,800         2,302         6,808        (3,114)            --       973,200         4,310
                                             -----------------------------------------------------                   ---------
                                             $   63,461    $   91,459    $  (21,115)    $       --                   $  54,120
                                             =====================================================                   =========

* Issuer is not an affiliated company at October 31, 2002.

12  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
                Notes to Financial Statements - October 31, 2002
                  (All dollars in thousands except par value)

          OTHER RELATED PARTIES
          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of October 31, 2002, the Fund had 10% invested in the Fremont Money Market Fund. The Fund earned dividends of $134 from the Fremont Money Market Fund during the year ended October 31, 2002.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the fiscal year ended October 31, 2002, were as follows:

                                            PURCHASES           PROCEEDS
                                            ---------           --------

               Long-term securities:         $327,185           $306,164

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   FEDERAL INCOME TAX MATTERS

          As of October 31, 2002, the tax basis components of net assets were as follows:

          COST OF INVESTMENTS FOR TAX PURPOSES              $ 597,110
                                                            =========
          Gross tax unrealized appreciation                 $  34,143
          Gross tax unrealized depreciation                  (234,877)
                                                            ---------
          NET TAX UNREALIZED DEPRECIATION ON INVESTMENTS     (200,734)
          CAPITAL LOSS CARRYFORWARD                           (92,718)
          PAID IN CAPITAL                                     694,520
                                                            ---------
          NET ASSETS                                        $ 401,068
                                                            =========

          For Federal Income tax purposes, the Fund has the following capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

          EXPIRING IN           2009           2010             Total
          ------------------------------------------------------------
                               $27,063        $65,655          $92,718

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The Fund did not incur such borrowings during the year ended October 31, 2002. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit.

                                                 FREMONT U.S. MICRO-CAP FUND  13

                           FREMONT U.S. MICRO-CAP FUND
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED1       PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Richard E. Holmes4                   Director          1988      Vice President and Director,          13
Fremont Investment Advisors, Inc                                 BelMar Advisors, Inc.
333 Market Street, 26th Floor                                    (marketing firm)
San Francisco, CA 94105
5-14-43
-------------------------------------------------------------------------------------------------------------------------------
Donald C. Luchessa4,6                Director          1991      Principal, DCL Advisory               13
Fremont Investment Advisors, Inc                                 (marketer for investment
333 Market Street, 26th Floor                                    advisors).
San Francisco, CA 94105
2-18-30
-------------------------------------------------------------------------------------------------------------------------------
David L. Egan4                       Director          1995      President, Fairfield Capital          13
Fremont Investment Advisors, Inc                                 Associates, Inc. Founding
333 Market Street, 26th Floor                                    Partner of China Epicure,
San Francisco, CA 94105                                          LLC and Palisades
5-1-34                                                           Trading Company, LLC
-------------------------------------------------------------------------------------------------------------------------------
Kimun Lee4                           Director          1998      Principal of Resources                13
Fremont Investment Advisors, Inc                                 Consolidated (a consulting
333 Market Street, 26th Floor                                    and investment banking
San Francisco, CA 94105                                          service group).
6-17-46
-------------------------------------------------------------------------------------------------------------------------------
Christine D. Timmerman4              Director          1999      Financial Consultant                  13
Fremont Investment Advisors, Inc
333 Market Street, 26th Floor
San Francisco, CA 94105
6-29-46

14  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
                       Directors and Officers (Unaudited)

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
        NAME                                                                                     FUND COMPLEX       OTHER
      ADDRESS                       POSITIONS          YEAR      PRINCIPAL OCCUPATIONS            OVERSEEN BY   DIRECTORSHIPS
   DATE OF BIRTH                       HELD          ELECTED1       PAST FIVE YEARS                 DIRECTOR         HELD
-------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS2 AND OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------
David L. Redo3,5                     Director          1988      5/01-Present, Managing                13     Sit/Kim
Fremont Investment Advisors, Inc.                                Director, Fremont Investment                 International
333 Market Street, 26th Floor                                    Advisors, Inc.; 9/88-5/01 -                  Investment
San Francisco, CA 94105                                          CEO & Managing Director,                     Associates.
9-1-37                                                           Fremont Investment Advisors,
                                                                 Inc;. 9/88-Present, Managing
                                                                 Director, Fremont Group,
                                                                 LLC and Fremont Investors, Inc.
--------------------------------------------------------------------------------------------------------------------------
Nancy Tengler3,5                     CEO,              2000      10/00-Present, - President,           13     Fremont
Fremont Investment Advisors, Inc     President                   CIO and Director,-5/01 - CEO-                Investment
333 Market Street, 26th Floor        and Director                Fremont Investment Advisors,                 Advisors, Inc.
San Francisco, CA 94105                                          Inc.; 4/01-Present, Managing
2-26-58                                                          Director, Fremont Group, LLC;
                                                                 5/01-Present - Managing Director-
                                                                 Fremont Investors, Inc; 9/97-9/00,
                                                                 President and CIO, Global Alliance
                                                                 Value Investors, Ltd.; 12/94-9/97,
                                                                 Managing Director and Head of the
                                                                 Value Equities Group, UBS Asset
                                                                 Management (NY) Inc.
--------------------------------------------------------------------------------------------------------------------------
Tina Thomas                          Vice              1996      6/96-Present Vice President,          13
Fremont Investment Advisors, Inc.    President,                  Secretary, and Chief
333 Market Street, 26th Floor        Secretary,                  Compliance Officer, Fremont
San Francisco, CA 94105              and Chief                   Investment Advisors, Inc.
8-7-49                               Compliance
                                     Officer

1 Directors and officers of the Funds serve until their resignation, removal or retirement.

2 "Interested persons" within the meaning as defined in the 1940 Act.

3 Member of the Executive Committee

4 Member of the Audit Committee

5 Member of the Fremont Investment Committee

6 Donald C. Luchessa will retire from the Fremont Mutual Fund Board as a Director effective December 31, 2002.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-548-4539.

                                                 FREMONT U.S. MICRO-CAP FUND  15

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

FREMONT FUNDS
--------------------------
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

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